EXHIBIT 10.19

DATED Fifteenth of May, 1999

LAND LEASE

made between

THE GOVERNMENT OF DUBAI

and

Murray International Metals Limited

Operating as

Murray International Metals Middle East

THIS LEASE made this day of Fifteenth of May, 1999

BETWEEN

THE GOVERNMENT OF DUBAI (hereinafter called “the Landlord”, acting through Jebel Ali Free Zone Authority of P.O. Box 17000, Jebel Ali, Dubai, United Arab Emirates (hereinafter called “the Authority”).

AND

MURRAY INTERNATIONAL METALS LIMITED

Operating as

MURRAY INTERNATIONAL METALS MIDDLE EAST

Newbridge Industrial Estate, Newbridge Midlothian EH28 8PJ United Kingdom

(hereinafter called “the Tenant” which expression shall, where the context so admits include its successors and permitted assigns).

WHEREAS

The Landlord has agreed with the Tenant to grant to the Tenant a lease of the Premises for the term and subject to the terms and conditions hereinafter contained.

1.A)        Location

The Landlord hereby lets to the Tenant the land together with the buildings and structures now or hereafter constructed and erected by the Tenant thereon or on some part thereof situate at Plot No M00711 (hereinafter called “the Premises”) in Jebel Ali Free Zone (herein after called “the Free Zone”) which Premises are shown, for the purpose of identification on JAFZ Drawing No. LD105/LA/0438 attached

B)            Term

This Lease shall be for a term of Ten years (hereinafter called “the Term”) from Fifteenth of May, 1999 (hereinafter called “the Commencement Date”).

C)                                    Rent

The Tenant shall pay to the Landlord without any deduction a yearly rent of United Arab Emirates Dirhams

Fifty-Two Thousand Sixty-Five (Dhs. 52,065/-) Only Payable Annually In Advance with effect from 15 May 1999 to 14 May 2000 One Hundred Four Thousand One Hundred Thirty (Dhs. 104,1301-) Only Payable Annually In Advance with effect from 15 May 2000 to 14 May 2009

2.A)                         The Tenant shall, within two months from the Commencement Date, start the construction works on the Premises (hereinafter called “the Works”) of constructing, fitting out and completing the buildings and facilities in a good and workmanlike manner in accordance with the plans and specifications referred to in the Second Schedule hereto with such amendments thereto as may be agreed with the Landlord.

B)                                    The Tenant shall complete the Works by 14-11-1999. The Works shall be deemed to be completed upon the issue of the Completion Certificate by the Authority and in accordance with the regulations specified in the Second Schedule.

3.                                       The Tenant hereby covenant with the Landlord for itself, its successors in title and assigns to the intent that the obligations herein shall continue throughout the Term as follows:

a)                                      to pay the said rent, at the times and in manner aforesaid clear of all deductions;

b)                                     to obtain and pay for during each year of the Term a licence permitting the Tenant to operate in the Jebel Ali Free Zone, and to bear, pay and discharge all rates, taxes, assessments, duties, charges, and impositions whatsoever which now are or during the Term shall be charged, assessed or imposed upon or payable in respect of the Premises or any part thereof or imposed upon the Landlord, the Tenant or occupier and to pay for all electricity and water from the mains consumed on or supplied to the Premises;

c)                                      to fence the Premises in a manner similar to the rest of the Free Zone as approved by the Landlord and to repair, uphold, cleanse, maintain and when necessary, rebuild, reconstruct or replace the buildings on the Premises and on every part thereof and all additions and improvements thereto and all fixtures and fittings in the Premises and all roofs, walls, fences, roads, paths, yards, forecourts, drains, pipes and appurtenances of or belonging to or used by or for the purpose of the Premises;

d)                                     all laws, decrees, regulations and orders, whether governmental, municipal, local, or otherwise from time to time in force in the Emirate of Dubai relating to the Premises or the business being carried on for the time being on the Premises will in all respects apply to this lease, except to the extent that the application of such laws, decrees, regulations, and orders shall be excluded or modified by any laws, decrees, regulations and orders which may be passed from time to time relating to the Jebel Ali Free Zone :

e)                                      to maintain in good and serviceable repair and condition the Landlord’s fixtures and fittings in or upon the Premises as shown on JAFZA Drawing No. LD/05/LA/0438 attached hereto and to replace such of them as may become worn out, lost, unfit for use or destroyed by substituting others of a like or more modern nature and of a quality at least as good as those being replaced;

f)                                        at the expiration or sooner determination of the Term quietly to handover the Premises to the Landlord together with all additions and improvements made thereto in the meantime and all fixtures and fittings thereon (trade or Tenant’s Fixtures and Fittings as defined below) only excepted subject to the Tenant making good all damage to the Premises occasioned by removal of such Fixtures and Fittings) and in such state and condition as shall in all respect be consistent with the full and due performance by the Tenant of the covenants on its part herein contained. The Term “Tenant’s Fixtures and Fittings” shall mean:

i)                                         articles and items of equipment which have been attached to the Premises for the purposes of trade, which can be removed without material injury to the Premises;

ii)                                      any other items annexed to the Premises by the Tenant not for the permanent improvement of the Premises but for temporary purposes, which can be removed entire and without material injury to the Premises.

g)                                     except as hereinafter provided, to pay the Landlord from time to time on demand a rateable or due proportion (such due proportion, however, not to exceed 15% of the current annual rent) of the expenses of making, repairing, rebuilding and cleaning all ways, roads, pavements, drains, pipes, wires, fences or other conveniences which shall belong to or be used by the Premises in common with any adjoining or neighbouring premises such proportion in case of difference to be determined by the Landlord’s Surveyor whose decision shall be final and binding on the parties hereto;

h)                                     in the event of any emergency whatsoever at the Free Zone and if required by the Landlord, to allow free entry on and across the Premises for personnel of the Landlord and for any emergency vehicles;

i)                                         not to allow the Premises to be used to house or accommodate any persons and not to carry out any alteration or addition whatsoever to the Premises or the buildings or structures erected thereon and not to erect any new building or structure thereon without obtaining the prior written approval of the Landlord and, if such approval is given, to make and carry out such alteration or addition in conformity with the plans and specifications as approved by the Landlord:

j)                                         to use the Premises only for Trading in High Grade Structural Steel

Additional uses shall be subject to the prior written approval of the Landlord;

k)                                      not to use the Premises for any offensive or dangerous business, or for any purpose which may be a nuisance to the Landlord or occupiers of neighbouring or adjacent premises or which in the Landlord’s opinion is detrimental to the use and development of the Free Zone and to keep the Premises free from pollution of any kind;

1)                                      not to exhibit on any part of Premises any sign, advertisement, or lettering except such as may previously have been approved by the Landlord and in default the Landlord may remove the same at the Tenant’s cost;

m)                                   ensure that all waste of whatsoever nature is treated prior to disposal in a manner approved by the Landlord and to take such measures as may be necessary to ensure that any effluent discharged into the drains or pipes which belong to or are used by Premises will not be corrosive or in any way harmful or water polluting.

n)                                     to permit the Landlord, its duly authorized agents and all other persons authorized by it and its agents with or without workmen at all reasonable times having given 24 hour notice (but immediately in an emergency) to enter on the Premises for the purpose of repairing any adjoining premises or for the purpose of making, repairing, maintaining, cleansing, lighting and keeping in order and good condition all ways, roads, drains, pipes or other conveniences which shall be used by the Premises and also for the purpose of laying down, maintaining, repairing and testing drainage, gas and water pipes and electric wires or cables or otherwise, the Landlord or such persons making good any damage occasioned thereby to the Premises;

o)                                     not to assign, transfer, charge, underlet or part with possession or occupation of the whole or any part of the Premises without the prior written consent of the Landlord, which shall not be unreasonably withheld in the case of a dealing with the Premises as aforesaid to a company of (in the Landlord’s opinion) acceptable financial status and upon any assignment to obtain a direct covenant by the assignee with the landlord to pay the rent hereby reserved and to observe and perform the covenants and provisions of this Lease for the unexpired residue of the Term;

p)                                     to insure and keep insured the Premises and every item of an insurable nature thereon including all buildings fixtures and fittings with an insurance company acceptable to the Landlord against loss or damage by fire and such other risks as the Landlord may deem necessary in a sum equal to the cost of rebuilding, reinstating and replacing the same and to cause all monies received by virtue of such insurance to be laid out forthwith in rebuilding, reinstating the Premises and to make good any deficiency out of its own money, and to insure against all potential liabilities relative to the leasing and occupation of the Premises including but without limitation workmen’s compensation liability, loss of rent, losses incurred by tenants or users of adjoining or neighbouring premises and the Landlord attributable to any act or omission done or not done on the Premises and any other third party liability and to ensure that the Landlord is at all times supplied with a certificate from the Tenant’s insurance company of the Tenant’s compliance with its obligations under this sub-clause PROVIDED ALWAYS that if the Tenant shall fail to insure or keep insured the Premises as aforside the Landlord shall be entitled so to do on behalf of the Tenant and recover the cost of such insurance from the Tenant; and recover the cost of such insurance from the Tenant

q)                                     strictly to observe and abide by and to ensure that employees of the Tenant and visitors to the Premises strictly observe and abide by the rules and regulations from time to time laid down by the landlord for the security of the Free Zone, the Port of Jebel Ali regulation and all applicable traffic and safety regulations.

4)                                      The Landlord hereby covenants with the Tenant that the Tenant shall (a) hold, occupy and enjoy the Premises without any interruption or disturbance from or by the

Landlord or any person rightfully claiming under or in trust for the Landlord and (b) exercise all rights stipulated in the First Schedule hereto

5)                                      It is hereby agreed between the Landlord and the Tenant that if the rent hereby reserved shall be unpaid in part or in whole for thirty (30) days from the date the Tenant shall have received notice from the Landlord demanding payment of rent or if the Tenant shall at any time during the Term hereby granted fail or neglect to observe or perform any of the covenants, conditions and agreements herein contained, resulting in a material breach, and if the Tenant fails to remedy such breach after thirty (30) days notice, or if the Tenant, while the Premises shall remain vested in the Tenant shall enter into liquidation whether compulsory or voluntary or any assignee of the Tenant being an individual shall become bankrupt or make any arrangement or composition with his creditors, then the Landlord or any person or persons duly authorized by it in that behalf may re-enter and repossess and enjoy the Premises as if this Lease had not been made but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants, conditions by the Tenant contained in this Lease.

6)                                      it is hereby declared that the Tenant shall abide by Free Zone Authority regulations and by the standard terms and conditions of the Port Authority contained inter alia in the Jebel Ali Port Ordinance of 1979, the Jebel Ali Port Rules of 1980 and the Jebel All Port Tariff of 1980 as amended from time to time. Any additional payments to be made by the Tenant or any exemption whatsoever granted by the Landlord shall be set out in The Third Schedule hereto

7)                                      If at least six months before the expiry of the Term the Tenant shall give to the Landlord written notice requesting a renewal of this lease, the Landlord shall grant to the Tenant a further lease of the Premises for a term of 10 years from the date of expiry of this lease, at a rent (any increase shall not exceed 100% of the current annual rent) and on such terms and conditions as may be agreed between the Landlord and the Tenant. In the event of the parties failing to agree the terms on which the lease is to be renewed before the expiry of the Term, the Tenant shall vacate the Premises at the expiry of the Term.

8)                                      It is hereby agreed that as between the Landlord and the Tenant references in this lease to the Landlord shall be deemed to include reference to the Authority.

9)                                      a)             All dates herein shall be construed with reference to and in accordance with the Gregorian Calendar and not otherwise.

b)                                     Words herein importing the singular number and the masculine gender shall include the plural number and the feminine gender and vice versa and the word “person” shall include firms, associations of persons and bodies corporate and unincorporated.

10)                                a)             The Tenant shall pay the Landlord’s legal costs and disbursements incurred by the Landlord in connection with the settling, amendment and termination of this lease and the costs and disbursements of the Landlord’s Engineer incurred in connection with the approval of the Tenant’s plans and specifications, and any amendments thereto, as required pursuant to the Second Schedule hereto

b)                                     All correspondence pursuant to this lease shall be sent to the parties in addresses set out below

Jebel Ali Free Zone Authority,
P.O. Box 17000
Jebel Ali,
Dubai, United Arab Emirates,

Telex	:	47398 DPA EM
Tel	:	815000
Fax	:	816093

Murray International Metals Limited
Operating as
Murray International Metals Middle East
Newbridge Industrial Estate, Newbridge
Midlothian EH28 8PJ
United Kingdom

Telex	:
Tel	:	0044-131-333-3333
Fax	:	0044-131-333-4477

Any such notice, communication or demand given shall be deemed to have been received at the time of confirmed delivery

11)                                This lease shall be governed by and construed in accordance with the laws in force from time to time in the Emirate of Dubai

12)                                any dispute or differences between the parties arising out of or in connection with the conditions shall be submitted to arbitration in Dubai before a single arbitrator. Within 30 days after service of notice specifying the subject matter of the dispute or difference the parties shall jointly appoint the arbitrator but if, by the end of that period, they have been unable to agree on any such joint appointment, the arbitrator shall on the application of either party be appointed by the President of the Dubai Chamber of Commerce and Industry, or by a person designated by him. In either event the arbitrator shall be a Dubai resident partner of major firm of internationally recognised accountants.

The arbitration shall be conducted in the English and Arabic Language and in accordance with such procedures as the arbitrator agrees provided that no such procedures shall be contrary to any law or procedures for the time being in force in Dubai. The costs of the arbitration shall form an issue between the parties and be borne as provided in the arbitration award.

IN WITNESS WHEREOF the parties hereto have caused this lease to be duly executed the day and year first before written.

THE FIRST SCHEDULE

Rights Granted to the Tenant

1.                                       The full and free right at all times of access to and egress from the Premises, subject to any regulations which the Landlord may from time to time impose for security of the Port, at the accessway(s) shown on JAFZ Drawing No LD1051LA10438 attached hereto, over such accessway(s) over Road No. 1231 in Jebel Ali Port and over the roads of Jebel Ali Port but subject to the terms and conditions contained in the Jebel All Port Ordinance of 1979, the Jebel Ali Port Rules of 1980 and the Jebel All Tariff of 1980 as such Ordinance, Rules and Tariff may be amended from time to time.

2.                                       The full and free right to the running and passage of water, soil and electricity through and along all pipes, wires and cables serving the Premises and crossing over, under or through any neighbouring or adjoining land of the Landlord.

Rights Reserved by the Landlord

1.                                       The free and uninterrupted passage and running of water, soil, gas, effluent, drainage, electricity, telephone and any other service or supply through any pipes or cables now or hereafter existing under or upon the Premises

2.                                       The Tenant shall give a six month written notice to the Landlord of its intention to vacate the Premises.

THE SECOND SCHEDULE

Before start of construction, plans and specifications must be approved by the Free Zone Authority under and be in compliance with, their control of Commercial Developments Planning and Construction Regulations.

THE THIRD SCHEDULE

DETAIL OF
ROAD 1230
M00709
M00710
M00737
M00739

KEY PLAN

REVISION

NO.	DATE	DESCRIPTION

GENERAL NOTES

DO NOT SCALE THIS DRAWING
ANY DISCREPANCY IN THIS DRAWING SHALL BE BROUGHT TO THE ATTENTION OF THE PORT AUTHORITY

REFER TO DPA AS CONSTRUCTED DWG. FOR UNDERGROUND SERVICES DETAILS.

LEASE DRAWING

DRG. TITLE:

DRG. NO.: LD/05/LA/0438

DATE:	SCALE:	DRAWN:	CHK:
02.05.99	1:3000	FJ	

Jebel Ali Free Zone Authority

P.O.BOX 17000, DUBAI, U.A.E. – TEL: 813000
TELEX 47398 FAJA EM – FAX 815053

SIGNED
for and on behalf of
JEBEL ALI FREE ZONE AUTHORITY
as Agent of THE GOVERNMENT OF DUBAI
by:

in the presence of:

Witness

SIGNED
for and on behalf of
MURRAY INTERNATIONAL METALS LIMITED
Operating as
MURRAY INTERNATIONAL METALS MIDDLE EAST
by:

Name
in the presence of:

by

Witness

DATED Fifteenth of May, 1999

PERSONNEL SECONDMENT AGREEMENT

made between

THE GOVERNMENT OF DUBAI

and

Murray International Metals Limited

Operating as

Murray International Metals Middle East